UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 19, 2005

Global Music International, Inc.
(Exact name of small business issuer as specified in its charter)

Florida	333-120908	20-1354562
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 20 Old Stagecoach Road, Redding, Connecticut 06896
(Address of principal executive offices)

203-938-1900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 2. Financial Information

Item 2.02  Results of Operations and Financial Condition

On September 19, 2005, Sprint and RealNetworks, Inc. issued a joint press release announcing the launch of Rhapsody Radio which is available nationwide to provide Sprint customers a music package which includes music videos from the Company’s IMNTV™. This is a material event resulting from the Company’s prior agreement with RealNetworks. The press release is attached as Exhibit 99.1 to this Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9. Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Description

	99.1	Press Release, dated September 19, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Music International, Inc.

Date: September 20, 2005	/s/ Corinne Fallacaro

Corinne Fallacaro, CEO

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